Exhibit 99.1

The Shyft Group Reports Third Quarter 2024 Results

●	Expanded gross margin to 20.4%, up 210 basis points year-over-year
●	Blue Arc Class 4 vehicle now in production with first customer deliveries expected in the fourth quarter
●	Maintained full year 2024 adjusted EBITDA outlook of $45 to $50 million; positioned for significant profit growth in 2025

Novi, Mich., October 24, 2024 – The Shyft Group, Inc. (NASDAQ: SHYF) (“Shyft” or the “Company”), the North American leader in specialty vehicle manufacturing, assembly and upfit for the commercial, retail and service specialty vehicle markets, today reported operating results for the third quarter ending September 30, 2024.

Third Quarter 2024 Financial Highlights

For the third quarter of 2024 compared to the third quarter of 2023:

●	Sales of $194.1 million, a decrease of $7.2 million, or 3.6%, from $201.3 million
●

Net income of $3.1 million, or $0.09 per share, compared to $4.5 million, or $0.13 per share; third quarter 2023 net income included a tax benefit of $2.0 million, primarily due to favorable adjustments for R&D tax credits

●

Adjusted EBITDA of $14.3 million, or 7.4% of sales, an increase of $3.3 million, from $11.0 million, or 5.5% of sales; results include $6.1 million of EV program related costs versus $7.6 million in the prior year

●	Adjusted net income of $6.1 million, or $0.18 per share, compared to $6.7 million, or $0.19 per share in the third quarter of 2023
●	Consolidated backlog[1] of $345.4 million as of September 30, 2024, down $119.0 million, or 25.6%, compared to $464.4 million as of September 30, 2023

“We are improving performance by the execution of our operational framework as we achieved adjusted EBITDA growth of 31% year-over-year. The Shyft team is highly engaged in driving operational and commercial improvements and we are seeing it in our results,” said John Dunn, President and CEO.

2024 Financial Outlook

“In the quarter, Shyft delivered improved financial results while progressing key strategic initiatives, including the acquisition and initial integration of Independent Truck Upfitters. Our balance sheet remains solid as we achieved net leverage of 2.2x, which was meaningfully below our expectations for the third quarter. Based on our expected fourth quarter performance, we anticipate further improvement of our balance sheet and liquidity as we enter 2025, providing flexibility to invest capital going forward,” said Jon Douyard, Chief Financial Officer.

Full-year 2024 outlook, notwithstanding further changes in the operating environment, is as follows:

●	Sales of approximately $800 million; Assumes no Blue Arc EV revenue
●	Adjusted EBITDA of $45 to $50 million, including EV spending of $20 to $25 million
●	Net income of $2.6 to $6.9 million, with an income tax rate of approximately 20%
●	Earnings per share of $0.07 to $0.20
●	Adjusted earnings per share of $0.35 to $0.50
●	Capital expenditures of $15 to $20 million
●	Free cash flow of approximately $30 million

Dunn concluded, “Our team is committed to meeting our financial goals for the year and maintaining financial strength heading into 2025. As we integrate ITU and start Blue Arc production, the team is energized by Shyft’s future growth prospects and opportunities to deliver value through a one Shyft mindset. Overall, while the operating environment is highly dynamic, Shyft is well positioned to grow profitably as end-markets turn more positive.”

Footnote: 1.) Consolidated backlog does not reflect Blue Arc order activity

Conference Call and Webcast Information

The Shyft Group will host a conference call at 8:30 a.m. ET today to discuss these results and current business trends. The conference call and webcast will be available via:

Webcast: https://theshyftgroup.com/investor-relations/webcasts/

Conference Call: 1-844-868-8845 (domestic) or 412-317-6591 (international)

About The Shyft Group

The Shyft Group is the North American leader in specialty vehicle manufacturing, assembly, and upfit for the commercial, retail, and service specialty vehicle markets. Our customers include first-to-last mile delivery companies across vocations, federal, state, and local government entities; the trades; and utility and infrastructure segments. The Shyft Group is organized into two core business units: Shyft Fleet Vehicles and Services™ and Shyft Specialty Vehicles™. Today, its family of brands include Utilimaster®, Blue Arc™ EV Solutions, Royal® Truck Body, DuraMag® and Magnum®, Strobes-R-Us, Spartan® RV Chassis, Red Diamond™ Aftermarket Solutions, Builtmore Contract Manufacturing™, and Independent Truck Upfitters. The Shyft Group and its go-to-market brands are well known in their respective industries for quality, durability, and first-to-market innovation. The Company employs approximately 3,000 employees and contractors across campuses, and operates facilities in Arizona, California, Florida, Indiana, Iowa, Maine, Michigan, Missouri, Pennsylvania, Tennessee, Texas, and Saltillo, Mexico. The Company reported sales of $872 million in 2023. Learn more at TheShyftGroup.com.

This release contains information, including our sales and earnings guidance, all other information provided with respect to our outlook for 2024 and future periods, and other statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using words such as “believe,” “expect,” “intend,” “potential,” “future,” “may,” “will,” “should,” and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in supply and demand conditions and prices for our products, trade duties and other aspects of trade policy, statements regarding our future strategies, products and innovations, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. More information about factors that potentially could affect our financial results is included in our filings with the Securities and Exchange Commission (“SEC”), including our most recent Annual Report on Form 10-K and subsequent filings, which are available at www.sec.gov or our website. All forward-looking statements in this release are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this release, whether as a result of new information, future events, or otherwise.

CONTACTS

MEDIA

Sydney Machesky

Director, Corporate Communications

Sydney.Machesky@theshyftgroup.com

586.413.4112

INVESTORS

Randy Wilson

Vice President, Investor Relations and Treasury

Randy.Wilson@theshyftgroup.com

248.727.3755

The Shyft Group, Inc. and Subsidiaries

Consolidated Balance Sheets

(In thousands)

(Unaudited)

	September 30,	December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$21,440	$9,957
Accounts receivable, less allowance of $496 and $276	99,255	79,573
Contract assets	32,237	50,305
Inventories	108,931	105,135
Other receivables - chassis pool agreements	31,592	34,496
Other current assets	6,364	7,462
Total current assets	299,819	286,928

Property, plant and equipment, net	83,773	83,437
Right of use assets – operating leases	40,524	45,827
Goodwill	64,902	48,880
Intangible assets, net	60,724	45,268
Net deferred tax asset	17,310	17,300
Other assets	2,382	2,409
TOTAL ASSETS	$569,434	$530,049
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$80,697	$99,855
Accrued warranty	8,827	7,231
Accrued compensation and related taxes	17,204	13,526
Contract liabilities	6,024	4,756
Operating lease liability	9,881	10,817
Other current liabilities and accrued expenses	10,659	11,965
Short-term debt - chassis pool agreements	31,592	34,496
Current portion of long-term debt	248	185
Total current liabilities	165,132	182,831

Other non-current liabilities	9,028	8,184
Long-term operating lease liability	32,377	36,724
Long-term debt, less current portion	110,234	50,144
Total liabilities	316,771	277,883
Shareholders' equity:
Preferred stock, no par value: 2,000 shares authorized (none issued)	-	-
Common stock, no par value : 80,000 shares authorized; 34,482 and 34,303 outstanding	98,888	93,705
Retained earnings	153,775	158,461
Total shareholders' equity	252,663	252,166
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$569,434	$530,049

The Shyft Group, Inc. and Subsidiaries

Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Sales	$194,075	$201,325	$584,744	$669,865
Cost of products sold	154,468	164,557	470,488	547,419
Gross profit	39,607	36,768	114,256	122,446

Operating expenses:
Research and development	4,200	5,225	12,425	18,064
Selling, general and administrative	30,078	27,419	94,704	89,978
Total operating expenses	34,278	32,644	107,129	108,042

Operating income	5,329	4,124	7,127	14,404

Other income (expense)
Interest expense	(2,392)	(1,572)	(6,198)	(4,697)
Other income	138	15	315	209
Total other expense	(2,254)	(1,557)	(5,883)	(4,488)

Income before income taxes	3,075	2,567	1,244	9,916
Income tax expense (benefit)	(48)	(1,951)	626	(965)
Net income	3,123	4,518	618	10,881
Less: net loss attributable to non-controlling interest	-	-	-	32

Net income attributable to The Shyft Group Inc.	$3,123	$4,518	$618	$10,913

Basic earnings per share	$0.09	$0.13	$0.02	$0.31
Diluted earnings per share	$0.09	$0.13	$0.02	$0.31

Basic weighted average common shares outstanding	34,474	34,604	34,399	34,863
Diluted weighted average common shares outstanding	34,651	34,637	34,527	34,985

The Shyft Group, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended September 30,
	2024	2023
Cash flows from operating activities:
Net income	$618	$10,881
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	14,488	12,360
Non-cash stock-based compensation expense	5,672	5,187
Loss on disposal of assets	167	132
Deferred income taxes	(9)	(614)
Changes in accounts receivable and contract assets	7,454	62,730
Changes in inventories	6,949	(15,039)
Changes in accounts payable	(21,509)	(25,194)
Changes in accrued compensation and related taxes	3,678	1,693
Changes in accrued warranty	1,596	(844)
Changes in other assets and liabilities	(1,888)	(6,474)
Net cash provided by operating activities	17,216	44,818

Cash flows from investing activities:
Purchases of property, plant and equipment	(11,482)	(16,143)
Proceeds from sale of property, plant and equipment	91	100
Acquisition of business, net of cash acquired	(48,631)	(500)
Net cash used in investing activities	(60,022)	(16,543)

Cash flows from financing activities:
Proceeds from long-term debt	135,000	100,000
Payments on long-term debt	(75,000)	(101,000)
Payments of dividends	(5,222)	(5,392)
Purchase and retirement of common stock	-	(19,083)
Exercise and vesting of stock incentive awards	(489)	(4,472)
Net cash provided by (used in) financing activities	54,289	(29,947)

Net increase (decrease) in cash and cash equivalents	11,483	(1,672)
Cash and cash equivalents at beginning of period	9,957	11,548
Cash and cash equivalents at end of period	$21,440	$9,876

The Shyft Group, Inc. and Subsidiaries

Sales and Other Financial Information by Business Segment

(Unaudited)

Quarter Ended September 30, 2024 (in thousands of dollars)

	Business Segments
	Fleet Vehicles	Specialty	Eliminations &
	& Services	Vehicles	Other	Consolidated
Fleet vehicle sales	$87,773	$-	$-	$87,773
Motorhome chassis sales	-	11,194	-	11,194
Other specialty vehicles sales	-	66,983	850	67,833
Aftermarket parts and accessories sales	18,087	9,188	-	27,275
Total Sales	$105,860	$87,365	$850	$194,075

Adjusted EBITDA	$9,828	$16,146	$(11,630)	$14,344

The Shyft Group, Inc. and Subsidiaries

Sales and Other Financial Information by Business Segment

(Unaudited)

Quarter Ended September 30, 2023 (in thousands of dollars)

	Business Segments
	Fleet Vehicles	Specialty	Eliminations &
	& Services	Vehicles	Other	Consolidated
Fleet vehicle sales	$108,491	$-	$-	$108,491
Motorhome chassis sales	-	20,519	-	20,519
Other specialty vehicles sales	-	50,557	444	51,001
Aftermarket parts and accessories sales	15,768	5,546	-	21,314
Total Sales	$124,259	$76,622	$444	$201,325

Adjusted EBITDA	$7,977	$15,988	$(12,977)	$10,988

The Shyft Group, Inc. and Subsidiaries

Sales and Other Financial Information by Business Segment

(Unaudited)

Period End Backlog (amounts in thousands of dollars)

	Sept. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sept. 30, 2023
Fleet Vehicles and Services	$267,952	$294,586	$356,089	$325,003	$383,448
Specialty Vehicles	77,456	59,856	83,334	84,269	80,983
Total Backlog	$345,408	$354,442	$439,423	$409,272	$464,431

Reconciliation of Non-GAAP Financial Measures

This release presents Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, adjusted earnings per share, and free cash flow, each of which is a non-GAAP financial measure.

We define Adjusted EBITDA as income before interest, income taxes, depreciation and amortization, as adjusted to eliminate the impact of restructuring charges, acquisition related expenses and adjustments, non-cash stock-based compensation expenses, and other gains and losses not reflective of our ongoing operations.

We present the non-GAAP measure Adjusted EBITDA because we consider it to be an important supplemental measure of our performance. The presentation of Adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer-term operating trends. We believe this measure to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting this non-GAAP measure is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance.

Our management uses Adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual incentive compensation for our management team and long-term incentive compensation for certain members of our management team.

We define free cash flow as net cash provided by (used in) operating activities less purchases of property, plant and equipment and add proceeds from sale of property, plant and equipment. We believe this measure of free cash flow provides management and investors further useful information on cash generation or use in our operations.

We believe that the presentation of these non-GAAP measures, when considered together with the corresponding GAAP financial measures and the reconciliations to that measure, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

The Shyft Group, Inc. and Subsidiaries

Consolidated Financial Summary (Non-GAAP)

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,
	2024	% of sales	2023	% of sales
The Shyft Group, Inc.
Net income	$3,123	1.6%	$4,518	2.2%
Add (subtract):
Restructuring and other related charges	186		58
Acquisition related expenses and adjustments	1,225		149
Non-cash stock-based compensation expense	2,188		2,097
CEO transition	-		235
Tax effect of adjustments	(665)		(363)
Adjusted net income	$6,057	3.1%	$6,694	3.3%

Net income	$3,123	1.6%	$4,518	2.2%
Add (subtract):
Depreciation and amortization	5,278		4,310
Income tax benefit	(48)		(1,951)
Interest expense	2,392		1,572
EBITDA	$10,745	5.5%	$8,449	4.2%
Add:
Restructuring and other related charges	186		58
Acquisition related expenses and adjustments	1,225		149
Non-cash stock-based compensation expense	2,188		2,097
CEO transition	-		235
Adjusted EBITDA	$14,344	7.4%	$10,988	5.5%

Diluted net earnings per share	$0.09		$0.13
Add (subtract):
Restructuring and other related charges	-		-
Acquisition related expenses and adjustments	0.04		-
Non-cash stock-based compensation expense	0.06		0.06
CEO transition	-		0.01
Tax effect of adjustments	(0.01)		(0.01)
Adjusted diluted net earnings per share	$0.18		$0.19

The Shyft Group, Inc. and Subsidiaries

Consolidated Financial Summary (Non-GAAP)

(In thousands)

(Unaudited)

	Nine Months Ended September 30,
	2024	2023
The Shyft Group, Inc.
Net cash provided by operating activities	$17,216	$44,818
Purchases of property, plant and equipment	(11,482)	(16,143)
Proceeds from sale of property, plant and equipment	91	100
Free cash flow	$5,825	$28,775

The Shyft Group, Inc. and Subsidiaries

Consolidated Financial Summary (Non-GAAP)

(In thousands, except per share data)

(Unaudited)

	Outlook
	Twelve Months Ended December 31, 2024
	Low	Mid	High
The Shyft Group, Inc.
Income from continuing operations	$2,600	$4,750	$6,900
Add:
Depreciation and amortization	21,000	20,450	19,900
Interest expense	8,400	8,400	8,400
Taxes	640	1,195	1,750
EBITDA	$32,640	$34,795	$36,950
Add:
Non-cash stock-based compensation and other charges	12,360	12,705	13,050
Adjusted EBITDA	$45,000	$47,500	$50,000

Earnings per share	$0.07	$0.14	$0.20
Add:
Non-cash stock-based compensation and other charges	0.35	0.36	0.37
Less tax effect of adjustments	(0.07)	(0.07)	(0.07)
Adjusted earnings per share	$0.35	$0.43	$0.50